EXHIBIT 3.1

DEAN HELLER
Secretary of State
206 North Carson Street                                          FILED C8146-04
Carson City, Nevada 89701-4299                                   March 29 2004
(775) 684-5708 Website: secretaryofstate.biz

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ARTICLES OF INCORPORATION
(PURSUANT TO NRS 78)
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Important. Read attached instructions before completing form.
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1. NAME OF CORPORATION: CalCite Corp.
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2. RESIDENT AGENT NAME AND STREET ADDRESS: Michael J. Morrison, Esq. (RA
     #89640) 1495 Ridgeview Drive, Suite 220
     Reno, NEVADA 89509
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3. SHARES:
     Number of shares with par value: 75,000,000
     Par value: $.001
     Number of shares without par value: None
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4. NAMES & ADDRESSES OF BOARD OF DIRECTORS/TRUSTEES:

      1.    Lawrence Taylor #10 Point McKay Crescent N.W. Calgary, Alberta T3B
            5B4

      2.    Daniel T. Denischuk 32 Gainsborough Drive SW Calgary, Alberta T3E
            4W7

      3.    Thomas G. Milne 2311 Erlton Place SW Calgary, Alberta T2S 2Z3

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5. PURPOSE:
     The  purpose of this Corporation shall be: To engage in any lawful purpose.
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6. NAMES, ADDRESS AND SIGNATURE OF INCORPORATOR.
     Michael J. Morrison                          /s/ Michael J. Morrison
     1495 Ridgeview Drive, Suite 220
     Reno, NV 89509
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7. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT: I hereby accept appointment as Resident Agent for the above named corporation.

     /s/ Michael J. Morrison                      March 29, 2004
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     Authorized Signature of R.A. or On Behalf of R.A. Company